UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 21, 2009, at the Annual Meeting of Stockholders of Visa Inc. (the “Company”), the stockholders approved the following:

•

The election of Hani Al-Qadi, Charles T. Doyle, Peter Hawkins, David I. McKay, Charles W. Scharf and Segismundo Schulin-Zeuthen as Class I Directors to serve on the Company’s board of directors until the Company’s annual meeting in 2011;

•

The election of Thomas J. Campbell, Gary P. Coughlan, Mary B. Cranston, Francisco Javier Fernandez-Carbajal, Suzanne Nora Johnson and Joseph W. Saunders as Class II Directors to serve on the Company’s board of directors until the Company’s annual meeting in 2012; and

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2009.

A copy of the press release issued on April 21, 2009, relating to the election of directors and the ratification of the appointment of KPMG LLP, is attached as Exhibit 99.1 to this Current Report on Form 8-K. All information in the press release is furnished but not filed.

Visa expects to hold its 2010 annual meeting of stockholders on January 20, 2010 (the “Annual Meeting”). Because the expected meeting date for the Annual Meeting represents a change of more than thirty (30) days from the anniversary of our 2009 annual meeting of stockholders held on April 21, 2009, any stockholder proposal that is submitted to be considered for inclusion in our the proxy materials to be distributed for the Annual Meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, must be received by the Company before printing and mailing our proxy materials. We have set the date for receipt of such proposals as the close of business on August 3, 2009. Proposals should be sent to our Corporate Secretary at our principal executive offices, Visa Inc., P.O. Box 8999 San Francisco, California 94128-8999 and must comply with the applicable requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials and our bylaws.

A stockholder proposal not included in our proxy statement for the Annual Meeting will not be eligible for presentation at the Annual Meeting unless the stockholder gives timely notice of the proposal in proper written form to our Corporate Secretary and otherwise complies with the provisions of our bylaws. For a stockholder notice to be timely under our bylaws, it must be delivered to or mailed and received at our principal executive offices at the above address not less than ninety (90) days nor more than one hundred twenty (120) days prior to the stockholders’ meeting. Please refer to the full text of our bylaws for additional information about the advance notice provisions and requirements as well as other information required to be in the stockholders’ notice.

A copy of our bylaws may be obtained by writing to our Corporate Secretary or by visiting our website at http://www.visa.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Visa Inc., dated April 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.
Date: April 21, 2009

	By:	/s/ Joseph W. Saunders
Joseph W. Saunders
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Visa Inc., dated April 21, 2009.